Exhibit 21.1

Subsidiaries of American Renal Holdings Inc.

Name	Jurisdiction of Formation
American Renal Associates LLC	DE

American Renal Management LLC	DE

AKC Holding LLC	DE

JKC Holding LLC	DE

ARA-Boca Raton Holding LLC	DE

ARA-Ohio Holdings LLC	DE

ARA-Rhode Island Dialysis II LLC	DE

Texas-ARA LLC	DE

American Renal Texas L.P.	TX

American Renal Texas II, L.P.	TX

Acute Dialysis Services-ARA LLC	DE

ARA-Yuba City Dialysis LLC	CA

Kidney Center of Arvada LLC	DE

Kidney Center of Lafayette LLC	DE

Kidney Center of Lakewood LLC	DE

Kidney Center of Longmont LLC	DE

Kidney Center of Westminster LLC	DE

Capitol Dialysis, LLC	DC

ARA-Augusta, LLC	GA

ARA-Augusta Clinic LLC	GA

ARA-South Augusta Clinic LLC	GA

Grovetown Dialysis Clinic, LLC	DE

Louisville Dialysis Clinic, LLC	DE

Waynesboro Dialysis Clinic, LLC	DE

Dublin Dialysis Center, LLC	DE

Atlantic Kidney Center LLC	DE

Jupiter Kidney Center LLC	DE

ARA-Aventura LLC	FL

Miami-ARA LLC	FL

ARA-Boca Raton Dialysis LLC	DE

Delray Beach Dialysis Center LLC	DE

ARA-Daytona Beach Dialysis LLC	DE

ARA-Naples Dialysis Center LLC	DE

ARA-Naples South Dialysis Center LLC	DE

ARA-Orange Park LLC	FL

ARA-Sebring Dialysis LLC	FL

ARA-Sun City Dialysis LLC	FL

Bradenton Dialysis Center LLC	DE

Palmetto Dialysis Center LLC	DE

ARA-Titusville Dialysis LLC	FL

ARA-West Jacksonville LLC	FL

Middleburg Dialysis LLC	DE

Hilliard Dialysis Center LLC	DE

Dialysis Care Center of Palm Coast LLC	DE

Goldtree Kidney Center LLC	DE

Western Community Dialysis Center, LLC	DE

Southwest Jacksonville Dialysis Center LLC	DE

Northwest Jacksonville Dialysis Center, LLC	DE

Lehigh Acres Dialysis Center, LLC	DE

Florida Dialysis Center of Orlando, LLC	DE

ARA-N.W. Chicago LLC	DE

ARA-Crystal Lake Dialysis LLC	DE

ARA-South Barrington Dialysis LLC	DE

Harvard-Woodstock Dialysis Center, LLC	DE

New Orleans Kidney Center LLC	DE

Freret Street Kidney Center LLC	DE

ARA-Adelphi LLC	MD

Ellicott City Dialysis Center LLC	DE

Universal Dialysis Center, LLC	DE

Taunton Healthcare Clinic, LLC	DE

Brockton Healthcare Clinic, LLC	DE

ARA-Fall River Dialysis LLC	DE

ARA-Springfield Dialysis LLC	MA

ARA-Holyoke Dialysis LLC	DE

Dialysis Center of Western Massachusetts LLC	DE

Heritage Dialysis Center LLC	DE

Waltham Dialysis LLC	DE

Nephrology Center of Detroit, LLC	DE

Metro St. Louis Dialysis – Florissant, LLC	DE

Gateway St. Louis Dialysis, LLC	DE

Woodland Park Dialysis Center, LLC	DE

Mohawk Valley Dialysis Center, LLC	NY

ARA-Columbus, LLC	OH

ARA-Bexley LLC	OH

ARA-North Columbus Dialysis LLC	OH

ARA-South Columbus Dialysis LLC	OH

ARA-South Central Ohio LLC	DE

ARA-Chillicothe Dialysis LLC	DE

ARA-Jackson Dialysis LLC	DE

ARA-Piketon Dialysis LLC	DE

Pickaway Dialysis Center LLC	DE

Logan Dialysis Center LLC	DE

Fairfield Kidney Center LLC	DE

Kidney Care Centers of Zanesville Ohio, LLC	DE

Kidney Care Centers of Cambridge Ohio, LLC	DE

Kidney Care Centers of Coshocton Ohio, LLC	DE

Boardman Dialysis Center LLC	DE

Warren Dialysis Center LLC	DE

Youngstown-Warren Home Dialysis, LLC	DE

ARA-Hazleton LLC	PA

Butler-ARA, LLC	PA

Central Kittanning Dialysis Center LLC	DE

ARA-Kittanning Dialysis LLC	DE

ARA-Newcastle Dialysis LLC	DE

ARA-Dialysis Unit at Ohio Valley Hospital, LLC	DE

Langhorne Dialysis LLC	DE

Bristol Dialysis LLC	DE

Bensalem Dialysis Center LLC	DE

Woodhaven Dialysis Center, LLC	DE

ARA-Rhode Island Dialysis LLC	DE

ARA-Providence Dialysis LLC	DE

ARA-Pawtucket Dialysis LLC	DE

ARA-Tiverton Dialysis LLC	DE

ARA-Cranston Dialysis LLC	DE

ARA-East Providence Dialysis LLC	DE

ARA-Johnston Dialysis LLC	DE

Dialysis Center of Wakefield LLC	DE

Dialysis Center of Warwick LLC	DE

Dialysis Center of West Warwick LLC	DE

Dialysis Center of Westerly LLC	DE

Dialysis Center of Woonsocket LLC	DE

Carolina Dialysis LLC	DE

Spartanburg Dialysis LLC	DE

North East Kidney Center, LLC	DE

North Main Kidney Center, LLC	DE

Beaumont-ARA Dialysis L.L.P.	TX

Jasper-ARA Dialysis L.L.P.	TX

Woodville Dialysis Center LLP	TX

Bay City Dialysis Center, LLP	TX

ARA-Forest Park Dialysis LLC	VA

ARA-Mechanicsville Dialysis LLC	VA

ARA-Richmond Dialysis LLC	VA

ARA-South Laburnum Dialysis LLC	VA

ARA-Milwaukee Dialysis LLC	DE

Kenosha Kidney Dialysis LLC	DE

Comprehensive Dialysis Care, LLC	DE

Brazoria County Dialysis LLP	TX

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